Exhibit 99.1

                     [PricewaterhouseCoopers LLP Letterhead]


July 7, 1998

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Dear Sir/Madam:

We have read Item 4 included in the Form 8-K dated July 10, 1998 of Moll Industries, Inc. and Anchor Holdings, Inc. and subsidiaries to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

                                           Very truly yours,

                                           /s/ PricewaterhouseCoopers LLP
                                           PricewaterhouseCoopers LLP